Scotia Institutional Funds

Dynamic Energy Income Fund

Class I Shares (Ticker: DWEIX)

Class II Shares (Ticker: DWEJX)

Institutional Shares (Ticker: DWEKX)

(the “Fund”)

Supplement Dated December 19, 2013 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Fund Dated February 1, 2013, as amended

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important Notice Regarding POSTPONED LIQUIDATION OF THE FUND

As previously reported, on November 19, 2013, the Board of Trustees of Scotia Institutional Funds approved a Plan of Liquidation for the Fund (the “Plan”). Pursuant to the Plan, the Fund was originally scheduled to be liquidated and terminated effective December 20, 2013 (the “Liquidation Date”). The Liquidation Date has been extended to December 31, 2013. As such, shareholders of the Fund may redeem their investment or exchange into another Scotia Institutional Fund until the Liquidation Date. All shareholders remaining in the Fund on the Liquidation Date will be liquidated and the proceeds sent to the address of record. The Fund will continue to be closed to new investment.

Please keep this Supplement with your records.